Exhibit 99.1

NextPlay Technologies Agrees to Strategic Sale of Reinhart Digital TV (Zappware) and NextTrip to TGS Esports

Transaction is expected to Unlock Shareholder Value, Improve Cash Flow and Focus on Core Businesses

SUNRISE, FL – JUNE 29, 2022 – NextPlay Technologies, Inc. (NASDAQ: NXTP), a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, today announced it has agreed to the sale of the company’s travel business, NextTrip Group, LLC, and its 51% ownership of Reinhart Digital TV (the 100% owner of Zappware) to Vancouver-based TGS Esports Inc. (TSX-V: TGS, OTC: TGSEF), a leading esports tournament solutions provider. As consideration, NextPlay will receive nonvoting convertible preferred shares of TGS in the amount of US $12.2m. The TGS convertible preferred shares are redeemable, can be sold subject to certain transfer restrictions, or may be converted to TGS common shares and distributed to NextPlay shareholders of record once certain conditions are met. Closing of the transaction remains subject to various conditions, including (without limitation) regulatory approvals and approval of TGS’ shareholders, and is expected to occur in the second half of 2022.

The transaction is expected to streamline NextPlay’s business operations and management, improve capital allocation, and is expected to unlock shareholder value by offering investors a pure-play investment in the Digital Media and Financial Technology sectors.

Upon closing of the proposed transaction, NextTrip and the company’s ownership interests in Reinhart/Zappware will be sold to TGS in exchange for TGS issuing (i) the newly created nonvoting preferred shares to NextPlay, and (ii) TGS common shares to William Kerby, co-CEO and a director of NextPlay, and Donald Monaco, a director of the Company, (subject to an escrow on a portion of such shares to further incentivize TGS stock performance) both of whom hold certain equity interests in NextTrip. The preferred shares include certain triggering mechanisms for conversion into common shares of TGS and distribution of such common shares to NextPlay shareholders. Concurrently with a determination to convert the preferred shares into common shares, NextPlay will set a shareholder record date for a special dividend to distribute all of the common shares of TGS held by NextPlay to NextPlay’s shareholders, on a pro-rata basis.

As a condition of closing the transaction, TGS is required to hold a shareholder meeting to approve the transaction, designation of the preferred shares and the terms thereof, a 40:1 share consolidation (reverse stock split) and related matters. Closing of the transaction remains subject to other customary conditions and approvals as well. No assurances can be provided that the closing conditions will be satisfied, or that the transaction will be consummated on the anticipated timeline, or at all.

Additionally, upon consummation of the transaction, Messrs. Monaco and Kerby will be departing from NextPlay, and will move to TGS, where they will serve as Chairman and CEO, respectively.

“We believe this transaction provides NextPlay shareholders a win-win opportunity through the restructuring and refocus of NextPlay Technologies and through the ownership and eventual distribution of TGS Esports shares”, commented Todd Bonner, NextPlay Technologies Chairman. “NextPlay Technologies will continue its focus on disrupting the online video game advertising space while completing its build out of a comprehensive suite of financial and financial technology solutions offered through its NextFinTech and NextBank divisions.

“By streamlining our operations and intensifying our focus on our core businesses we expect to accelerate NextPlay’s business adoption and cash flow generation”, remarked NextPlay CEO Nithinan “Jess” Boonyawattanapisut. Ms. Boonyawattanapisut will continue in her role as CEO of NextPlay while Mr. William Kerby will step down from his positions at NextPlay and will assume the Chief Executive Officer role at the new TGS Esports at closing.

Meanwhile, the combination of NextTrip and Reinhart with TGS Esports creates a company offering comprehensive online content distribution, in-person events organization with global reach and scale, and complimentary travel booking solutions. (Read more about TGS Esports here: https://www.tgsesports.gg). Upon closing, the newly combined TGS, Inc. company is expected to begin trading under the TGS brand name and ticker symbol (TGS: TSXV) (TGSEF: OTC) and plans to apply to uplist to a national exchange in the US (e.g., NASDAQ or NYSE) once certain conditions, including closing, are met. In the event of conversion, it is expected that free-trading TGS common shares will be distributed to NXTP shareholders of record.

The terms, structure and timing of the transaction are outlined in the definitive agreements and remain subject to a number of items including TGS shareholder approval, as well as regulatory and other customary closing conditions. Further details regarding the sale can be found in NextPlay’s current report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2022, available at sec.gov and in the Investors section of the company’s website.

About TGS Esports

TGS partners with Fortune 500 brands, schools, and tournament organizers to build out their esports community via tournaments, broadcast production and events. TGS has commercialized an esports solution that allows brands and gamers to interact on its end-to-end platform. The combination of TGS esports event expertise and next generation software creates an unparalleled esports experience that allows sponsors and brands to reach their desired gaming demographic. For more information, visit investtgs.com.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “intends,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, TGS’ ability to obtain shareholder approval of the sale and related matters; the need for regulatory approval of the sale and related items; the parties’ ability to satisfy the closing conditions for the sale; our ability to convert and distribute TGS common shares to our shareholders in the future in a tax-efficient and cost-effective manner; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of NextPlay have the ability to exercise significant influence over the company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the markets in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com

TGS Esports Inc.

Spiro Khouri

CEO

Tel: (604) 652-0606

Email: Skhouri@thegamestadium.com

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